UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 17, 2013

GAIAM, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	000-27517	84-1113527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 W. South Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (303) 222-3600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Definitive Material Agreement.

On October 17, 2013, Gaiam Americas, Inc. (“Americas”), a wholly-owned subsidiary of Gaiam, Inc. (“Gaiam”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Cinedigm Entertainment Holdings, LLC (“Buyer”). Gaiam is a also a party to the Purchase Agreement for certain limited purposes, such as certain indemnification obligations. Pursuant to the Purchase Agreement, Americas agreed to sell all of the equity interests in GVE Newco, LLC (“GVE”), its wholly-owned subsidiary, to Buyer. Before closing the transactions contemplated by the Purchase Agreement, Americas and its wholly-owned subsidiary, VE Newco, LLC (“VE”) agreed to contribute the assets that constitute the non-branded entertainment media distribution business of Americas and VE (the “Business”) to GVE, and GVE agreed to assume certain related liabilities, pursuant to a contribution agreement (the “Contribution Agreement”). Under the Purchase Agreement, Buyer agreed to pay Americas $47.5 million in cash, transfer 666,978 shares of Cinedigm Corp.’s unregistered and restricted Class A common stock to Americas, assign $2 million of accounts receivable to Americas and assume a $1 million payment obligation of Americas. The purchase price is subject to a post-closing adjustment based upon the amount by which the closing working capital of GVE exceeds or falls short of a working capital target. If the closing working capital exceeds the working capital target, Buyer agreed to pay the adjustment amount in cash on April 15, 2014. If the working capital target exceeds the closing working capital, Seller agreed to pay the adjustment amount within two business days of the final determination thereof.

The Business principally consists of acquiring rights to, and distributing entertainment content through, home video, digital and television distribution channels.

The Purchase Agreement contains customary representations and warranties that Americas and Buyer made to each other. The statements in those representations and warranties are qualified by information in confidential disclosure schedules that the parties exchanged in connection with signing the Purchase Agreement. While Gaiam does not believe that the schedules contain information securities laws require us to publicly disclose other than information that has already been so disclosed, the disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement. Accordingly, the representations and warranties should not be relied upon as characterizations of the actual state of facts, since they are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in our public disclosures.

The Purchase Agreement also contains covenants and indemnities customary for agreements of this nature. Americas has agreed to a five-year non-solicitation covenant with respect to the parties to the agreements contributed to GVE, a two-year non-solicitation covenant with respect to certain employees, and a five-year non-competition covenant with respect to the distribution or sale of certain video content (subject to specified exceptions) in the United States and Canada. In addition, if Americas proposes to distribute certain video content via third party distribution in the United States during the two-year period following the closing, Americas must first offer the opportunity to Buyer but may pursue third party distribution if Americas and Buyer are unable to reach an agreement.

The foregoing summary is qualified in its entirety by reference to the text of the Purchase Agreement, which is filed herewith as Exhibit 2.1.

A copy of Gaiam’s press release announcing the signing of the Purchase Agreement is attached as Exhibit 99.1.

Item 1.02.  Termination of a Material Definitive Agreement.

On October 21, 2013 and in satisfaction of a condition to closing the transactions contemplated by the Purchase Agreement, Americas, SPRI Products, Inc., GT Direct, Inc. and VE, each of which is a direct or indirect wholly-owned subsidiary of Gaiam (collectively, the “Borrowers”), paid in full the outstanding balance owed to its lender, PNC Bank, National Association (“PNC”), in the amount of $19,621,941 (inclusive of principal and interest and other fees) and terminated the underlying Revolving Credit and Security Agreement, dated July 31, 2012, between the Borrowers and PNC (the “Credit Agreement”). The Credit Agreement permitted borrowings of up to $35 million based upon the collateral value of Borrower’s eligible receivables and inventory less certain other amounts and reserves.

The Credit Agreement subjected the Borrowers to certain customary affirmative covenants and customary restrictive covenants, including, but not limited to, restrictions on the Borrowers’ ability to incur additional indebtedness, create liens, make investments, pay dividends, and merge. In addition, the Credit Agreement contained customary events of default, including, without limitation, payment defaults, breaches of representations and warranties, and covenant defaults. The Credit Agreement would have expired on July 30, 2015. Upon termination, PNC released all liens granted in its favor on the collateral pledged under the Credit Agreement.

The Borrowers also paid an early termination fee in an amount equal to $350,000.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is incorporated herein by reference.

On October 21, 2013, Americas and VE consummated the transactions contemplated by the Contribution Agreement by contributing the assets that constitute the Business to GVE. Immediately thereafter, Americas consummated the transactions contemplated by the Purchase Agreement by selling all of the equity interests in GVE to Buyer. Buyer paid to Americas $47.5 million in cash, transferred 666,978 shares of Cinedigm Corp.’s Class A common stock to Americas, assigned $2 million of accounts receivable to Americas and assumed a $1 million payment obligation of Americas.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 21, 2013 in connection with the consummation of the transactions contemplated by the Purchase Agreement, William S. Sondheim, President of Gaiam, accepted a position as the President of Cinedigm’s Entertainment Group, effective October 21, 2013.

Item 9.01.  Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) will be filed by amendment not later than 4 days after closing the transactions contemplated by the Purchase Agreement.

(d)	Exhibits.

Exhibit Number	Description

2.1	Membership Interest Purchase Agreement, dated as of October 17, 2013, by and among Cinedigm Entertainment Holdings, LLC, Gaiam Americas, Inc. and, solely for purposes of Article 2, Article 8 and Article 9, Gaiam, Inc.*

99.1	Press release dated October 17, 2013.

* This exhibit excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request by the Securities and Exchange Commission.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIAM, INC.

By:	/s/ Stephen J. Thomas
Name: Stephen J. Thomas Title: Chief Financial Officer

Date: October 23, 2013

EXHIBIT INDEX

Exhibit Number	Description

2.1	Membership Interest Purchase Agreement, dated as of October 17, 2013, by and among Cinedigm Entertainment Holdings, LLC, Gaiam Americas, Inc. and, solely for purposes of Article 2, Article 8 and Article 9, Gaiam, Inc.*

99.1	Press release dated October 17, 2013.

* This exhibit excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request by the Securities and Exchange Commission.

LIST OF OMITTED SCHEDULES AND EXHIBITS

The following is a list identifying the contents of exhibits and schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish copies of the omitted schedules and exhibits supplementally to the Securities and Exchange Commission upon request by the Securities and Exchange Commission.

Schedules
Schedule 1.01	Financing Agreements
Schedule 2.02(c)(i)	Holdback Accounts Receivable
Schedule 2.02(c)(ii)	Advance Agreement
Schedule 2.03	Working Capital
Schedule 3.01(a)(v)	Letters of Credit
Schedule 3.01(b)(viii)	Material Consents
Schedule 3.01(b)(x)	Vendor Assignments
Schedule 3.01(b)(xi)	Certain Contracts
Schedule 6.07	Purchaser’s Broker
Schedule 7.03(e)	Employment Agreement Assignments

Disclosure Schedule

Section 5.01	Organization and Standing
Section 5.04(b)	Consents
Section 5.05(a)	Financial Statements
Section 5.05(b)	Financial Statements Exceptions
Section 5.07	Certain Changes or Events
Section 5.08	Liens
Section 5.09	Real Property
Section 5.10(a)	Intellectual Property
Section 5.10(b)	Intellectual Property Exceptions
Section 5.11(a)	Material Contracts
Section 5.11(b)	Defaults
Section 5.11(d)	Other Indebtedness
Section 5.12	Insurance
Section 5.13	Related Party Transactions
Section 5.15	Proceedings; Judgments
Section 5.16	Employees
Section 5.18	Brokers
Section 5.20	Sufficiency of Assets
Section 5.22	Officers, Directors and Managers; Bank Accounts
Section 5.23	Accounts Receivable
Section 5.24	Certain Contracts

Exhibits
Exhibit A	Contribution Agreement
Exhibit B	Form of Transition Services Agreement
Exhibit C	Form of Membership Interest Transfer Agreement
Exhibit D	Form of Escrow Agreement
Exhibit E	Form of Cash Allocation Agreement